Report of Independent Registered
Public Accounting Firm

To the Board of Trustees
Delaware Group Income Funds

In planning and performing our audit
of the financial statements of
Delaware Group Income Funds (the
"Trust") for the year ended July 31,
2004, we considered its internal
control, including control activities
for safeguarding securities, in order
to determine our auditing procedures
for the purpose of expressing our
opinion on the financial statements
and to comply with the requirements
of Form N-SAR, not to provide
assurance on internal control.

The management of the Trust is
responsible for establishing and
maintaining internal control.  In
fulfilling this responsibility,
estimates and judgments by management
are required to assess the expected
benefits and related costs of
controls.  Generally, controls that
are relevant to an audit pertain to
the entity's objective of preparing
financial statements for external
purposes that are fairly presented in
conformity with U.S. generally
accepted accounting principles.
Those controls include the
safeguarding of assets against
unauthorized acquisition, use, or
disposition.

Because of inherent limitations in
internal control, error or fraud may
occur and not be detected.  Also,
projection of any evaluation of
internal control to future periods is
subject to the risk that it may
become inadequate because of changes
in conditions or that the
effectiveness of the design and
operation may deteriorate.

Our consideration of internal control
would not necessarily disclose all
matters in internal control that
might be material weaknesses under
the standards of the Public Company
Accounting Oversight Board (United
States). A material weakness is a
condition in which the design or
operation of one or more of the
internal control components does not
reduce to a relatively low level the
risk that misstatements caused by
error or fraud in amounts that would
be material in relation to the
financial statements being audited
may occur and not be detected within
a timely period by employees in the
normal course of performing their
assigned functions.  However, we
noted no matters involving internal
control and its operation, including
controls for safeguarding securities,
that we consider to be material
weaknesses as defined above as of
July 31, 2004.

This report is intended solely for
the information and use of management
and the Board of Trustees of the
Trust and the Securities and Exchange
Commission and is not intended to be
and should not be used by anyone
other than these specified parties.


Philadelphia, Pennsylvania
September 10, 2004